                                                                    EXHIBIT 10.2

                               SUMMARY IN ENGLISH

Offer to purchase shares of Nortech Fibronic Inc. dated February 6, 2000 among EXFO Electro-Optical Engineering Inc., Claude-Adrien Noel, 9086-9330 Quebec Inc., Michel Bedard, 9086-9314 Quebec Inc., Christine Bergeron and Societe en commandite Capidem Quebec enr.

TRANSACTION:                            Offer to purchase all the shares of
                                        Nortech Fibronic Inc. ("Nortech") made
                                        by EXFO Electro-Optical Engineering Inc.
                                        ("EXFO") to Claude-Adrien Noel,
                                        9086-9330 Quebec Inc., Michel Bedard,
                                        9086-9314 Quebec Inc., Christine
                                        Bergeron and Societe en commandite
                                        Capidem Quebec Enr. ("Capidem"), as of
                                        February 6, 2000 (the "Agreement").

PRICE:                                  CDN$3,956,000 payable as follows:

                                        -    $2,606,000 in cash;

                                        -    issuance to Claude-Adrien Noel and
                                             9086-9330 Quebec Inc., as a group,
                                             of 400,000 Class "G" Shares of
                                             EXFO;

                                        -    issuance to Michel Bedard and
                                             9086-9314 Quebec Inc., as a group,
                                             of 400,000 Class "G" Shares of
                                             EXFO;

                                        -    issuance of a debenture in the
                                             amount of CDN$200,000 payable to
                                             Capidem on November 30, without
                                             interest;

                                        -    the balance of CDN$350,000 is held
                                             in escrow by Lavery, de Billy in
                                             order to guarantee the
                                             representations and warranties of
                                             Capidem under this Agreement.
                                             Subject to the adjustments to be
                                             made, $200,000 are payable on
                                             February 1, 2001 and $150,000 on
                                             February 1, 2002.

EMPLOYMENT CONTRACT:                    EXFO undertakes to offer, on the closing
                                        date, to Claude-Adrien Noel and Michel
                                        Bedard, employment contracts for a
                                        period of two (2) years for a total
                                        annual salary of CDN$125,000. Such
                                        employment contracts shall include
                                        non-competition and confidentiality
                                        provisions for a period of two (2) years from the termination of the employment.

ADJUSTMENT OF PRICE:                    The offering price was established
                                        according to the financial statements of Nortech as at September 30, 1999. The offering price will be adjusted based on difference between the financial statements of Nortech for fiscal 2000 and the net assets adjusted as at September 30, 1999. In addition, the accounts receivable unpaid ninety (90) days after the closing will be deducted from the price.

REPRESENTATIONS AND WARRANTIES          The offer  contains the usual
OF THE SELLERS:                         representations and warranties
                                        provisions including regarding: property of shares, issued and authorized shares, financial statements, transactions not in the ordinary course or business, products, taxes, labour matters, insurance, environment, subsidiaries, intellectual property and trademarks.

REPRESENTATIONS AND WARRANTIES OF EXFO: Among other things, EXFO represents and warrants that the Class "G" Shares to be issued upon closing will be validly issued as fully paid and that EXFO will do the necessary in order to pay to Claude-Adrien Noel, 9086-9330 Quebec Inc., Michel Bedard and 9086-9314 Quebec Inc. a dividend in the amount of CDN$344,000 declared on January 31, 2000.

OPTION OF EXFO TO CANCEL THE OFFER:     If:

                                        -    any representations and warranties
                                             made under this offer are false or
                                             not true; or

                                        -    EXFO obtains any information that
                                             can negatively affect Nortech; or

                                        -    any conditions precedent is not
                                             fulfilled prior to the closing;

                                        -    and the sellers cannot remedy to
                                             such event prior to the closing;

                                        -    or if, regardless of any of the
                                             conditions set out hereinabove,
                                             EXFO is not satisfied of the result
                                             of its due diligence,

                                        then:

                                        -    EXFO shall have the right, at its
                                             entire discretion, to cancel the
                                             present offer, in which case EXFO
                                             and the sellers will be released of
                                             all their respective obligations.

INDEMNIFICATION:                        Without any prejudice to any other of
                                        its rights, EXFO has the right to
                                        require the sellers to indemnify it from any losses, fees or damages it can suffer from any inexactitude or violation by the sellers of their declarations, representations or warranties contained in the offer.

GOVERNING LAW:                          Laws of the Province of Quebec,
                                        Canada.

                               SUMMARY IN ENGLISH

                             CERTIFICATE OF CLOSING
                          DATED FEBRUARY 7, 2000 AMONG
                    EXFO ELECTRO-OPTICAL ENGINEERING INC.,
            CLAUDE-ADRIEN NOEL,9086-9330 QUEBEC INC., MICHEL BEDARD,
                 9086-9314 QUEBEC INC., CHRISTINE BERGERON AND
                   SOCIETE EN COMMANDITE CAPIDEM QUEBEC ENR.

Object: The parties confirm that the agreement intervened between the same parties on February 6, 2000 relating to the acquisition by EXFO Electro-Optical Engineering
                         Inc. ("EXFO") of all the shares of Nortech Fibronic
                         Inc. ("Nortech") is confirmed and ratified. The parties declare that all the representations and warranties are still valid and that the conditions precedent to the transaction are fulfilled.

Date of effect:          EXFO has possession of all the shares of Nortech and
                         is the sole owner of such shares as of February 4,
                         2000.

Governing Law:           Laws of the Province of Quebec, Canada.

                      EXFO ingenierie Electro-Optique inc.


                                       et


                          Monsieur Claude-Adrien Noel

                           Madame Christine Bergeron

                             Monsieur Michel Bedard

                   Societe en commandite Capidem Quebec enr.

                             9086-9330 Quebec inc.

                             9086-9314 Quebec inc.


                          ----------------------------


                          Offre d'achat des actions de

                             Nortech Fibronic inc.


                          ----------------------------

                               TABLE DES MATIERES

1.   DECLARATIONS..............................................................2

2.   OFFRE.....................................................................3

3.   PRIX......................................................................3

4.   AUTRES CONDITIONS.........................................................4

5.   AJUSTEMENT DE PRIX........................................................5

6.   REPRESENTATIONS ET GARANTIES DU VENDEUR...................................6
     6.1.1    Representations et garanties portant sur les Actions.............6
     6.1.2    Representations et garanties portant sur la Societe..............6

7.   REPRESENTATIONS ET GARANTIES DE L'ACQUEREUR..............................18

8.   AUTRES CONDITIONS PREALABLES A LA CLOTURE................................19
     8.1.1    Acces aux livres, registres, informations et documents..........19
     8.1.2    Aucun dommage aux biens.........................................19
     8.1.3    Procedes corporatifs............................................20
     8.1.4    Opinion favorable...............................................20
     8.1.5    Lettre de confirmation des verificateurs de l'Acquereur.........21
     8.1.6    Lettre de confirmation relative aux prelevements
              de taxes de vente americaines...................................21
     8.1.7    Engagements de non-concurrence..................................21
     8.1.8    Demission des administrateurs et officiers......................22
     8.1.9    Renonciation a tous droits et recours...........................22
     8.1.10   Actes anterieurs................................................22
     8.1.11   Bail commercial.................................................22

9.   RESILIATION DE LA PRESENTE OFFRE PAR L'ACQUEREUR.........................23

10.  CLOTURE ET DATE EFFECTIVE DE LA VENTE....................................23

11.  LIVRAISON DES ACTIONS....................................................23

12.  INDEMNISATION............................................................24

13.  ENGAGEMENTS DIVERS.......................................................24

14.  AVIS.....................................................................24

15.  SEULE ENTENTE ET MODIFICATION............................................26
     15.1     Entente entiere.................................................26
     15.2     Modification....................................................26

16.  DOCUMENTS ADDITIONNELS...................................................26

17.  LOIS APPLICABLES.........................................................27

18.  TITRES...................................................................27

19.  NULLITE D'UNE DISPOSITION DE L'OFFRE.....................................27

20.  FRAIS ET HONORAIRES PROFESSIONNELS.......................................27

21.  ACCEPTATION DE L'OFFRE...................................................27

                               LISTE DES ANNEXES

ANNEXE 3.1 ii)
     - Description des actions privilegiees categorie "G"

ANNEXE 3.1 in fine
     - Ventilation du prix de vente

ANNEXE 4.3
     - Clauses de confidentialite et de non-concurrence

ANNEXE 6.1.2 j)
     - Transactions hors du cours ordinaire des affaires

ANNEXE 6.1.2 k)
     - Paiements hors du cours ordinaire des affaires

ANNEXE 6.1.2 n)
     - Demonstrateurs

ANNEXE 6.1.2 s)
     - Emissions

ANNEXE 6.1.2 y)
     - Dividende et rachat d'actions

ANNEXE 6.1.2 z)
     - Conventions d'emploi et conventions collectives

ANNEXE 6.1.2 aa)
     - Assurance collective et plan de pension

ANNEXE 6.1.2 dd)
     - Defauts

ANNEXE 6.1.2 gg)
     - Environnement

ANNEXE 6.1.2 kk)
     - Restrictions

ANNEXE 6.1.2 mm i)A)
     - Propriete intellectuelle

ANNEXE 6.1.2 mm)i)B)
     - Brevets

ANNEXE 6.1.2 oo) i)
     - Certification

                           OFFRE D'ACHAT DES ACTIONS
                            DE NORTECH FIBRONIC INC.
                     -------------------------------------

A: MONSIEUR CLAUDE-ADRIEN NOEL, homme d'affaires, domicilie au 1119, du Hibou, Stoneham, Quebec, G0A 4P0;

et: 9086-9330 QUEBEC INC., personne morale legalement constituee en vertu de la Partie 1A de la Loi sur les compagnies, ayant sa principale place d'affaires au 1119, du Hibou, Stoneham, Quebec, G0A 4P0; agissant aux presentes et representee par son president, Monsieur Claude-Adrien Noel, dument autorise aux fins des presentes, tel qu'il le declare;

               (Ci-apres designes collectivement "Groupe Noel");

et: MONSIEUR MICHEL BEDARD, homme d'affaires domicilie au 3032, Henri-Bernatchez, Saint-Augustin-de-Desmaures, Quebec, G3A 2Y1;

et: 9086-9314 QUEBEC INC., personne morale legalement constituee en vertu de la Partie 1A de la Loi sur les compagnies, ayant sa principale place d'affaires au 3032, Henri-Bernatchez, Saint-Augustin-de-Desmaures, G3A 2Y1, agissant aux presentes et representee par son president, Monsieur Michel Bedard, dument autorise aux fins des presentes, tels qu'il le declare;

               (Ci-apres designes collectivement "Groupe Bedard");

et: MADAME CHRISTINE BERGERON, femme d'affaires, domiciliee et residant au 16, chemin de la Chanterie, Stoneham, Quebec, G0A 4P0;

et: SOCIETE EN COMMANDITE CAPIDEM QUEBEC ENR., personne morale constituee en societe en commandite, ayant sa principale place d'affaires au 1595, Boul. Hamel Ouest, Quebec, Quebec, G1N 3Y7, ici agissant et representee par le president de son commandite, GESTION CAPIDEM INC., Monsieur Pierre Tardif, dument autorise a agir aux presentes, tel qu'il le declare;

               (ci-apres collectivement designes le "VENDEUR")

De: EXFO INGENIERIE ELECTRO-OPTIQUE INC. une societe legalement constituee en vertu de la Loi canadienne sur les societes par actions (Canada), ayant sa principale place d'affaires au 465, avenue Godin, Vanier (Quebec) G1M 3G7, ici agissant et representee par M. Germain Lamonde, son president, et M. Pierre Plamondon, son vice-president Finances, dument autorises a agir aux presentes, tel qu'ils le declarent;

               (ci-apres designee l'"ACQUEREUR")

ATTENDU la lettre d'intention signee le 17 janvier 2000 prevoyant le depot d'une offre d'achat de la totalite des actions du Vendeur.

LES PARTIES CONVIENNENT DE CE QUI SUIT:

1.        DECLARATIONS

1.1 Le Vendeur declare que le capital-actions autorise de Nortech Fibronic inc. (la "Societe") est constitue d'un nombre illimite d'actions categorie "A", categorie "B", categorie "C", categorie "D", categorie "E", categorie "F", categorie "G" et categorie "H" toutes sans valeur nominale et que de ce capital-actions autorise, 14 190 actions categorie "D", 9 810 actions categorie "E", 9 000 actions categorie "F", 6 000 actions categorie "G" et 6 000 actions categorie "H" ont ete dument emises et sont presentement en circulation comme entierement acquittees et non cotisables (ci-apres collectivement appelees les "Actions"), aucune autre action n'ayant, a la date des presentes, ete attribuee, repartie ou emise.

1.2 Le Vendeur declare qu'il est actuellement et sera a la Date de cloture proprietaire des Actions et ce, dans les proportions suivantes:

          __ Claude-Adrien Noel:                     4 905 actions categorie "E"
          __ Michel Bedard:                          4 905 actions categorie "E"
          __ Societe en commandite Capidem
             Quebec enr.:                            9 000 actions categorie "F"
          __ Christine Bergeron:                     6 000 actions categorie "H"
          __ 9086-9330 Quebec inc.:                  7 095 actions categorie "D"
          __ 9086-9314 Quebec inc.:                  7 095 actions categorie "D"
                                                     6 000 actions categorie "G"

2.        OFFRE

2.1 Se fondant sur ce qui precede et sous reserve des termes et conditions ci-apres enonces, l'Acquereur offre, par les presentes, d'acheter du Vendeur les Actions.

3.        PRIX

3.1 La presente offre est faite au Vendeur pour un prix de trois millions neuf cent cinquante-six mille dollars (3 956 000,00 $) payable de la facon suivante:

          i)   2 606 000,00 $ comptant a la Date de cloture;

          ii) par l'emission au Groupe Noel de quatre cent mille (400 000) actions privilegiees categorie "G" de l'acquereur telles que decrites a l'Annexe 3.1 ii) et l'emission au Groupe Bedard de quatre cent mille (400 000) actions privilegiees categorie "G" de l'Acquereur telles que decrites a l'Annexe 3.1 ii) ayant un capital verse de 1,00 $ l'action. L'Acquereur s'engage a faire les choix fiscaux prescrits conjointement avec le Vendeur afin que ce dernier beneficie d'un roulement fiscal a l'egard de la vente de ses actions dans la Societe;

          iii) par l'emission d'une debenture de l'Acquereur de 200 000,00 $ remboursable sans interet le 30 novembre 2000 a Societe en commandite Capidem enr.;


          iv) sous reserve de la clause d'ajustement de prix qui suit, 200 000,00 $ le 1er fevrier 2001, et 150 000,00 $ le 1er fevrier
               2002;

               Cette somme de 350 000,00 $ sera remise a Lavery de Billy en fiducie (placee en certificats de depot ou de placement garantis de 3 mois dont les interets profiteront au Vendeur) et constitue une retenue sur le prix de vente servant a garantir les representations du Vendeur, y compris quant au passif que la Societe pourrait encourir notamment et sans limitation, en raison des taxes de vente americaines non percues et remises et des penalites et interets s'y rattachant.

          Le tout, tel que ventile a l'Annexe 3.1 in fine.

4.        AUTRES CONDITIONS

4.1 L'Acquereur devra, avec effet a la Date de cloture, offrir a messieurs Claude-Adrien Noel et Michel Bedard des contrats d'emploi pour une duree de deux (2) ans, en contrepartie d'une remuneration totale de 125 000.00 $ par an (incluant le salaire annuel, les bonifications et les avantages sociaux qui ne sont pas generalement assumes par l'Acquereur au benefice de ses employes). Cette remuneration est fixee en tenant compte des fonctions actuelles de messieurs Claude-Adrien Noel et Michel Bedard. Toute affectation hors de la region de Quebec ou a des fonctions mieux remunerees dans la Societe ou chez l'Acquereur devra faire l'objet d'un ajustement a la hausse de la remuneration pour tenir compte de ce demenagement ou de cette nouvelle affectation. A l'expiration de la duree de deux (2) ans des contrats d'emploi ci-haut mentionnes, si et seulement si MM. Claude-Adrien Noel et Michel Bedard sont toujours a l'emploi de la Societe et/ou de l'Acquereur, un boni additionnel de 20 000,00 $ chacun leur sera verse.

4.2 La fin du contrat d'emploi prevu au paragraphe 4.1 n'entrainera aucune obligation d'indemnisation a l'endroit de messieurs Claude-Adrien Noel et Michel Bedard qui renoncent par les presentes a exercer quelconque recours a l'encontre de la Societe, sauf en cas de terminaison anticipee du contrat d'emploi par l'Acquereur, sans cause juste et suffisante, auquel cas le boni de 20 000,00 $ deviendra payable immediatement.

4.3 Les contrats de travail de messieurs Claude-Adrien Noel et Michel Bedard vont egalement prevoir une clause de confidentialite et de non-concurrence (tel que decrit a l'Annexe 4.3) d'une duree de deux (2) ans a compter de la cessation de l'emploi conforme avec les politiques de l'Acquereur en cette matiere.

4.4 L'Acquereur reconnait et reconnaitra l'anciennete de messieurs Claude-Adrien Noel et Michel Bedard, tant chez la Societe qu'eventuellement chez l'acquereur. Les vacances de messieurs claude-Adrien Noel et Michel Bedard seront determinees selon les politiques en vigueur chez l'Acquereur avec un minimum de quatre (4) semaines de vacances.

5.        AJUSTEMENT DE PRIX

5.1       i)   Le prix ayant ete fixe sur la foi de l'avoir des actionnaires tel que reflete aux etats financiers consolides de la Societe verifies au 30 septembre 1999 (ci-apres les "Etats financiers
               1999") et en tenant compte du montant de 344 000,00 $ declare par la Societe a titre de dividende le 31 janvier 2000 et en ne tenant pas compte des frais de developpements capitalises, ni des licences apparaissant a l'actif de la Societe, le prix de vente sera augmente ou reduit selon le cas, par la difference entre l'actif net ajuste a la Date de cloture tel que reflete aux Etats financiers 2000 et l'actif net ajuste au 30 septembre 1999. Un ecart positif representera une augmentation du prix d'achat tandis qu'un ecart negatif constituera une diminution du prix de vente devant etre compensee, notamment, par la retenue mentionnee au paragraphe 3.1 iv). Apres cet ajustement resultant des Etats financiers 2000, tout autre ajustement a la baisse au-dela d'une franchise totale et cumulative de 10 000,00 $ sera puise a meme la retenue decrite au paragraphe 3.1 iv). Pour les fins des presentes, l'actif net ajuste est defini par le total de l'avoir des actionnaires en tenant compte du montant de 344 000,00 $ verse par la Societe a titre de dividende le 31 janvier 2000 moins les frais de developpement et les licences apparaissant aux etats financiers consolides de la Societe a la Date de cloture.
               L'actif net ajuste au 30 septembre 1999 s'eleve a la somme de
               1 311 259,00 $.

          ii) Pour les fins de la presente clause, ne seront pas tenus compte, tout passif eventuel ou provision determine par les verificateurs de la Societe relatif aux contrats joints en annexe des presentes et inclus dans les clauses de representations et garantis par la clause d'indemnisation.

5.2 Si les comptes a recevoir de la Societe refletes aux Etats financiers 1999 ainsi qu'aux Etats financiers 2000 ne peuvent etre percus dans un delai de quatre-vingt-dix (90) jours de la Date de cloture et ne peuvent etre rembourses par la Societe d'Expansion des Exportations
          (SEE), lesdits comptes a recevoir devront etre consideres a titre de mauvaises creances et faire l'objet d'un ajustement de prix conformement au paragraphe 5.1 ci-avant. Dans un tel cas, le Vendeur se verra retroceder lesdits comptes a recevoir et conservera tout produit resultant de leur perception. Ces comptes a recevoir de la Societe provisionnes dans les Etats financiers 2000 devront etre retrocedes pour une somme de 1,00 $ au Vendeur sans autre ajustement du prix, et ce dernier pourra conserver tout produit resultant de leur perception.

5.3 Dans l'eventualite ou le montant de 350 000,00 $ retenu conformement aux dispositions du paragraphe 3.1 iv) etait insuffisant pour satisfaire aux obligations du Vendeur resultant de ses representations et garanties contenues a l'article 6 des presentes, le Vendeur accepte que puisse etre compensee, a meme le montant payable en vertu du rachat des actions privilegiees mentionnees aux paragraphes 3.1 ii), toute somme payable en vertu des presentes par le Vendeur que le montant de retenue ne suffit pas a acquitter.

5.4 Les Etats financiers 2000 devront faire l'objet d'une lettre de confirmation des verificateurs de l'Acquereur, aux frais de celui-ci, similaire dans sa teneur a celle prevue au paragraphe 8.1.5.

6.        REPRESENTATIONS ET GARANTIES DU VENDEUR

6.1 Par son acceptation de la presente offre, le Vendeur represente et garantit a l'Acquereur ce qui suit et il reconnait que l'Acquereur se fonde sur ces representations et garanties en faisant la presente offre:

6.1.1     Representations et garanties portant sur les Actions

          a)   Titre de propriete

          Les Actions sont detenues ou le seront d'ici la Date de cloture, par bon et valable titre de propriete, libre de toute charge quelconque et, apres leur transfert a l'Acquereur, ce dernier detiendra un titre bon et valable relatif aux Actions, libre de toute charge quelconque.

          b)   Aucune restriction

          La vente et le transfert des Actions ne sont, a la date des presentes, et ne seront, a la Date de cloture, assujettis a aucune option ou affectation en faveur de qui que ce soit et leur transfert n'est, a la date des presentes, et ne sera, a la Date de cloture, assujetti a aucune restriction en vertu des statuts ou des statuts de modification ou reglements de la Societe ou en vertu de toute convention quelconque a laquelle le Vendeur ou la Societe sont parties, ou le cas echeant, il aura ete satisfait aux exigences des dispositions des statuts ou des statuts de modification ou des reglements de la Societe ou des dispositions de toute telle convention de maniere a ce que les Actions puissent etre validement transferees a l'Acquereur.

6.1.2     Representations et garanties portant sur la Societe

          a)   Statut corporatif

          La Societe est presentement et sera a la Date de cloture une societe fermee au sens de la Loi sur les valeurs mobilieres (Quebec); elle est presentement et sera a la Date de cloture une corporation valide et existante dument constituee en corporation et organisee en vertu de la

          Loi canadienne sur les societes par actions, en regle en vertu des lois qui la regissent et possedant tous les pouvoirs corporatifs pour exercer ses activites comme elle les exerce habituellement. La Societe n'a pas ete empechee, ni n'a recu d'avis pour l'empecher de faire affaire dans toutes les juridictions ou elle fait affaires.

          b)   Capital-actions autorise

          Le capital-actions autorise de la Societe est presentement et sera, a la Date de cloture constitue d'un nombre illimite d'actions categorie "A", categorie "B", categorie "C", categorie "D", categorie "E", categorie "F", categorie "G" et categorie "H", toutes sans valeur nominale.

          c)   Capital-actions emis

          Du capital-actions autorise de la societe, 14 190 actions de categorie "D", 9 810 actions de categorie "E", 9 000 actions de categorie "F", 6 000 actions de categorie "G" et 6 000 actions de categorie "H" sont dument emises et en circulation comme entierement acquittees et non cotisables et le compte capital declare afferent a ces actions s'eleve presentement a la somme de 194,35 $ pour les actions de categorie "D", 134,35 $ pour les actions de categorie "E", 300 007,00 $ pour les actions de categorie "F", 145 082,15 $ pour les actions de categorie "G" et 82,15 $ pour les actions de categorie "H".

          d)   Aucune option

          Il n'y a presentement et il n'y aura a la Date de cloture aucune option ni aucun droit de souscription en cours relativement aux actions non emises du capital-actions de la Societe ou relativement a toute autre valeur mobiliere non emise de la Societe.

          e)   Aucune procuration

          La Societe n'a donne aucune procuration irrevocable a quelque personne, firme ou corporation pour quelque fin que ce soit qui pourrait avoir pour effet de la lier sans son assentiment.

          f)   Livres et registres

          Les livres et registres de la Societe revelent et reveleront a la Date de cloture fidelement a tous les egards la situation financiere suivant les principes comptables generalement reconnus et toutes transactions financieres y sont et seront dument inscrites.

          g)   Documents corporatifs

          Les livres de proces-verbaux et les autres documents corporatifs de la Societe contiennent un dossier exact de toutes les reunions, actions et procedures de leurs administrateurs et actionnaires et ne revelent aucune illegalite ou irregularite.

          h)   Etats financiers de la Societe

               i) Les Etats financiers 1999 ont ete prepares conformement aux principes comptables generalement reconnus appliques de la meme maniere qu'au cours de l'exercice financier precedent, representent fidelement et avec exactitude la situation financiere de la Societe a pareille date et demontrent ou refletent tout le passif de la Societe a telle date (incluant, mais sans restriction, toutes dettes resultant de l'impot sur le revenu et toutes autres taxes dues ou echues), y compris son passif eventuel qui, suivant les principes comptables generalement reconnus, doit etre reflete dans des etats financiers, et ils representent fidelement le resultat des operations de la Societe pour l'exercice financier termine a cette date.

               ii) Depuis la date a laquelle ont ete arretes les Etats financiers 1999 jusqu'a la Date de cloture, il n'y aura aucun changement dans la methode utilisee par la Societe pour evaluer ou comptabiliser son actif ou son passif.

          i)    Divulgation aux Etats financiers

          Sans limiter la portee du paragraphe h):

               i) sous reserve des provisions pour mauvaises creances mentionnees dans les Etats financiers 1999 ou dans les Etats financiers 2000, tous les comptes a recevoir de la Societe refletes aux Etats financiers 1999 et tous les comptes a recevoir de la Societe crees dans le cours normal de ses affaires depuis cette date, jusqu'a la Date de cloture ont ete percus ou pourront etre percus pour leur valeur nominale globale.

               ii) les biens en inventaire de la Societe refletes aux Etats financiers 2000 qui n'auront pas fait l'objet d'une provision aux Etats financiers 2000 consistent et consisteront en des produits d'une qualite requise pour permettre la vente dans le cours normal des affaires.

               iii) une provision de desuetude de 115 000.00 $ sera incluse dans les Etats financiers 2000 et aucune autre provision de desuetude ne devra avoir pour effet de reajuster le prix.

          j)   Aucune transaction hors du cours ordinaire

          La Societe n'a depuis la date des Etats financiers 1999, fait aucune transaction en dehors du cours normal et ordinaire de ses affaires, et elle ne fera, sans le consentement ecrit au prealable de l'Acquereur, aucune transaction en dehors du cours normal et ordinaire de ses affaires entre la date de la presente offre et la Date de cloture, ceci comprenant notamment aucune depense d'immobilisation, aucune reparation majeure d'un montant cumulatif de 5 000.00 $ et aucun engagement d'une duree superieure a douze (12) mois, a l'exception de ceux decrits a l'Annexe 6.1.2 j).

          k)   Pas de paiement hors du cours ordinaire des affaires

          Sauf tel que mentionne a l'Annexe 6.1.2 k), entre la date des Etats finnaciers 1999 et la Date de cloture, la Societe:

               i) n'aura pas encouru de dettes ou fait de paiements autrement que dans le cours normal de ses affaires;

               ii) n'aura pas emprunte d'argent autre que des emprunts de banques canadiennes ou d'institutions preteuses dans le cours normal de ses affaires;

               iii) n'aura pas consenti de pret ou d'avance a quelque personne que ce soit;

               iv) n'aura consenti aucune augmentation de la remuneration payee ou a payer aux dirigeants, officiers, administrateurs et employes de la Societe et aucune augmentation des avantages sociaux payables a ceux-ci en vertu de caisses de retraite, de regimes d'interessement et autres regimes analogues et n'auront effectue aucun paiement ou autre disposition a titre onereux ou gratuit en leur faveur, autrement que dans le cours normal et habituel de ses affaires; et

               v) n'auront paye ou promis de payer aucun boni ou prime aux dirigeants, officiers, administrateurs et employes de la Societe.

          l)   Pas de changement defavorable

          Entre la date des Etats financiers 1999 et la Date de cloture, il n'y aura eu aucun changement substantiel defaborable dans la situation financiere de la Societe.

          m)   Titre de propriete des biens de la Societe

          La Societe est presentement et sera a la Date de cloture proprietaire par titre bon et valable de tous les biens figurant a l'actif de la Societe reflete aux Etats financiers 1999 et aux Etats financiers 2000, a l'exception de ceux qui ont depuis la date de ces etats financiers fait l'objet d'une vente ou d'une disposition dans le cours normal des affaires, libre et quitte de tout privilege, charge ou affectation quelconque, sauf les affectations mentionnees aux Etats financiers 1999 et aux Etats financiers 2000, et sous reserve des charges grevant ces biens et mentionnees aux Etats financiers 1999 et aux Etats financiers 2000.

          n)   Demonstrateurs

          Le Vendeur garantit l'existence physique de tous les demonstrateurs mentionnes a l'annexe 6.1.2 n) qui seront comptabilises aux Etats financiers 2000. Cette existence physique devra etre demontree par l'obtention de confirmations de la part des personnes physiques ou morales ayant possession de cesdits demonstrateurs. Tout demonstrateur perdu ou ne pouvant etre recupere dans un etat de fonctionnement apres la date de cloture dont l'existence physique a ete demontree conformement au present paragraphe, ne sera pas a la charge du Vendeur. Aucun demonstrateur ne concerne de produits discontinues ou n'est utilise que pour des fins de recherche et developpement. Tous les demonstrateurs comptabilises aux Etats financiers 1999 et aux Etats financiers 2000 peuvent etre mis a niveau (derniere version et revision de logiciels et electronique) pour une somme totale n'excedant pas 5 000,00 $. Toute depense additionnelle a 5 000,00 $ a ce chapitre sera a la charge du Vendeur.

          o)   Biens

          Les biens utilises par la Societe pour l'exploitation de son entreprise sont, et seront a la Date de cloture, en bon etat d'entretien et de reparation eu egard a leur age respectif, ces biens sont aptes a l'usage auquel ils sont destines et se conforment en tous points a toutes lois, reglements ou ordonnances applicables.

          p)   Produits en developpement

          Quatre (4) appareils de la version InGaAs 1310 1550 relatifs au projet Beaver (Power Meter & Source) seront presentes a l'OFC 2000 en version Alpha. Les prototypes demo des quatre (4) versions les plus importantes en terme de revenu selon les etats financiers previsionnels de la Societe remis a l'Acquereur prealablement a la Date de cloture des produits en developpement seront disponibles en avril 2000 et seront qualifies et de qualite client pour livraison des le debut mai 2000. Le Vendeur declare et garantit que la Societe aura produit au 1er mai 2000 au total trente (30) unites demonstrateurs de ces produits. Toute semaine de retard pour produire les trente (30) unites demonstrateurs, selon une repartition a etre convenue raisonnablement par l'Acquereur et le Vendeur pour le 30 avril 2000, qualifies et de qualite client emportera une penalite de 10 000,00 $ par semaine complete avec une penalite maximum de 50 000,00 $, dans la mesure ou tel retard ne peut etre attribuable a l'Acquereur ou a une cause exterieure, hors du controle de la Societe et apres que celle-ci ait agit avec competence et diligence afin de remplir son obligation.

          q)   Passage a l'an 2000

          La Societe a pris, en temps opportun, les mesures necessaires relativement au passage de l'an 2000 et tous ses produits et systemes informatises ou automatises sont adaptes au passage de l'an 2000 et seront en tout temps operationnels a cet egard.

          r)   Exploitation de l'entreprise

          A compter de la date des presentes jusqu'a la Date de cloture, la Societe conduira ses affaires avec diligence et de la maniere normale et habituelle en s'abstenant de toutes modifications dans ses pratiques habituelles de vente, de comptabilite et de fonctionnement.

          s)   Aucune emission

          Sauf tel que mentionne a l'Annexe 6.1.2.s), entre la date des Etats financiers 1999 et la Date de cloture, celle-ci n'aura cree ni emis aucune obligation, debenture, hypotheque, charge ou autre obligation semblable.

          t)   Rapports

          Sous reserve des taxes auxquelles il est fait reference au paragraphe 8.1.6, a la Date de cloture, la Societe aura produit, en temps utile, aupres des autorites gouvernementales competentes dans tous territoires ou elle doit les produire, tous rapports d'impot, et autres rapports et declarations de quelque nature ou espece que ce soit, qu'elle est alors tenue de produire en vertu de toute loi ou de tout reglement auxquels elle est assujettie dans toute juridiction applicable, a l'exception des rapports d'impot que la Societe sera tenue de produire apres la Date de cloture en raison du changement de controle resultant de la presente offre.

          u)   Impots et taxes

          A la connaissance du Vendeur, la Societe ne fait pas l'objet d'une verification par les autorites fiscales de tous territoires dans lesquels elle exerce ses activites et a la Date de cloture, tous les impots, cotisations et autres charges gouvernementales incluant, mais sans restriction tout interet, taxe, penalite et amende, affectant la Societe ou ses biens qui sont dus et exigibles auront ete payes ou des provisions suffisantes pour les acquitter auront ete faites; les charges et provisions apparaissant aux livres de la Societe ou dans les Etats financiers 1999 relativement aux impots pour toutes les annees anterieures sont suffisantes; de plus, aucune autorite ayant juridiction n'aura fait avant la Date de cloture ou ne fera apres cette date de reclamation contre la Societe pour impot, taxe, interet, penalite et amende resultant de toute cotisation nouvelle ou additionnelle ou du defaut de la Societe ou de ses administrateurs ou officiers de remplir quelque formalite ou d'acquitter quelque somme d'argent dont l'accomplissement ou le paiement est prescrit par toute loi ou par tout reglement applicable a l'exception des montants qui seront provisionnes aux Etats financiers 2000.

          Le Vendeur garantit a l'Acquereur que tous les credits d'impot a la recherche et au developpement reclames par la Societe au cours des quatre (4) annees, anterieures a la Date de cloture ne feront pas l'objet de recotisation de la part des autorites fiscales et que ceux mentionnes aux Etats financiers 1999 et aux Etats financiers 2000 seront effectivement encaisses par la Societe.

          v)   Retenues a la source

          La Societe ne sera pas en retard a la Date de cloture dans la remise aux autorites gouvernementales concernees des impots ou autres deductions devant faire l'objet de retenues a la source a l'egard de chaque paiement fait a l'un quelconque de ses officiers, administrateurs ou employes.

          w)   Aucune prolongation de delai

          Il n'y a presentement et il n'y aura a la Date de cloture aucune entente, renonciation ou autre arrangement prevoyant des prolongations de delai pour la production de tout rapport d'impot ou pour le paiement de tout impot ou autres charges fiscales par la Societe.

          x)   Aucune reclamation

          Sous reserve des litiges opposant la Societe a l'Acquereur, lesquels ont fait l'objet de declarations de reglements hors cour et de quittances, il n'y a presentement et il n'y aura a la Date de cloture aucune reclamation en cours de quelque nature que ce soit contre la Societe et il n'y aura aucune action, poursuite pour procedure intentee contre la Societe ou a la connaissance du Vendeur, de menace d'action, de poursuite ou de procedure dont la Societe ou ses biens respectifs pourraient etre l'objet et qui pourrait entrainer le paiement de sommes d'argent non entierement couvert par assurances ou a l'egard duquel la Societe n'aurait pas fait de provisions adequates dans les Etats financiers 1999.

          y)   Aucun dividende ou rachat d'actions

          Sauf tel que mentionne a l'Annexe 6.1.2 y), entre la date des Etats financiers 1999 et la Date de cloture, la Societe n'aura declare, paye ni promis aucun dividende ou autre distribution de ses biens a ses actionnaires ni consenti aucun pret a l'un quelconque de ses actionnaires ni rachete ni distribue son capital verse.

          z)   Conventions d'emploi et conventions collectives

          Sauf tel que mentionne a l'Annexe 6.1.2 z), il n'y a presentement et il n'y aura a la Date de cloture aucune convention d'emploi ou de service avec des administrateurs, officiers, agents, conseillers ou autres employes de la Societe, a l'exception des conventions verbales d'emploi d'une duree indeterminee resiliables moyennant les preavis prevus par la Loi sur les normes du travail. En outre, il n'y a aucune convention colletive de travail liant la Societe a ses employes respectifs, et il n'y a presentement et il n'aura a la Date de cloture, aucune requete en accreditation en cours au sein de la Societe.

          aa)  Assurance collective et plan de pension

          Sauf tel que mentionne a l'Annexe 6.1.2 aa), il n'y a presentement et n'y aura, a la Date de cloture, aucun regime de participation differee aux benefices, aucun regime de remuneration differee, aucun plan de pension et de distribution de profits ou de compensation ni aucun autre systeme d'avantages sociaux pour les employes, administrateurs ou officiers de la Societe.

          bb)  C.S.S.T.

          La Societe a paye toutes ses cotisations echues et exigibles a la Commission de la Sante et Securite du Travail et a l'exception de deux
          (2) employes en conge de maternite, le cas echeant, aucun de ses employes ne retire presentement d'indemnite en vertu de la Loi sur les accidents de travail et maladies professionnelles (Quebec) relativement a une lesion professionnelle survenue dans le cadre de son emploi au sein de la societe. Les couts relatifs a la Commission de la Sante et securite au Travail ont ete dument enregistres aux etats financiers 1999.

          cc)  Non-resident

          La Societe n'est pas presentement, et elle ne sera pas a la Date de cloture, un "non-resident" pour les fins de l'application des lois fiscales.

          dd)  Aucun defaut

          La Societe n'est pas presentement et ne sera pas a la Date de cloture en defaut en vertu des contrats ou autres engagements auxquels elle est partie, ni en defaut de payer quelque dette ou reclamation et sauf tel que mentionne a l'Annexe 6.1.2 dd) la Societe ne sera a la Date de cloture liee par aucun engagement de non-concurrence relativement a l'exercice de ses affaires.

          ee)  Aucun engagement prejudiciable

          La Societe n'est presentement et ne sera, a la Date de cloture, partie a aucun contrat ou engagement dont l'execution ou l'accomplissement dans des conditions normales, telles qu'elles existent presentement et existeront a la Date de cloture, ne lui permettront pas de realiser un profit normal selon les previsions raisonnables de la Societe au moment de la signature de tel contrat ou engagement.

          ff)  Assurances

          La Societe maintient et maintiendra jusqu'a la Date de cloture des assurances couvrant tous les risques raisonnables a l'egard de ses biens et de sa responsabilite civile et pour des montants qu'un administrateur prudent exercant une entreprise semblable a son entreprise maintiendrait.

          gg)  Environnement

               i) Sauf tel que mentionne a l'Annexe 6.1.2 gg) la Societe respecte toutes les lois, tous les reglements, toutes les ordonnances, tous les permis ou decisions applicables en matiere d'environnement dans la province de Quebec;

               ii) La Societe n'a recu aucun avis de non-conformite et a la connaissance du Vendeur, il n'existe aucun fait pouvant donner lieu a un avis de non-conformite aux lois, reglements, ordonnances, permis ou decisions relatifs a l'environnement dans la province de Quebec;

               iii) A la connaissance du Vendeur, il n'a a eu aucune poursuite, reclamation, procedure, enquete, ordonnance ou menace de poursuite, de reclamation, de procedure, d'enquete ou d'ordonnance en matiere d'environnement contre ou concernant la Societe; et

               iv) Sauf tel que mentionne a l'Annexe 6.1.2 gg) la Societe n'a a disposer d'aucun produit toxique qui doit etre deplace pour respecter les normes environnementales.

          hh)  Droits immobiliers

          La Societe ne possede aucun droit, titre ou interet dans des proprietes immobilieres, a l'exception de ses droits decoulant du bail pour l'immeuble sis au 500, rue St-Jean Baptiste, Quebec, Qc, G2E 5R9.

          II)  Filiales et autres interest

          La Societe ne possede aucune autre filiale et ne detient aucun autre interet dans une entite apparentee, a l'exception de la detention de toutes les actions du capital-actions de Nortech Fibronic inc. (U.S.A.).

          jj)  Partenariats ou "Joint Ventures"

          La Societe n'est pas un partenaire ou un participant dans quelconque partenariat ou "joint venture", coentreprise ou autre association de tout type ni n'est partie a quelconque entente par laquelle la Societe consent a exercer une certaine partie de l'entreprise ou toute autre activite par laquelle la Societe consent a partager les revenus ou les profits avec toute autre personne ou entite, a l'exception des commissions, bonis et escomptes payables ou consenti a ses employes, agents et distributeurs dans le cours normal des affaires.

          kk)  Restrictions quant a l'exercice des activites de l'entreprise

          Sauf tel que mentionne a l'Annexe 6.1.2 kk), la Societe n'est partie ni liee a aucune entente qui pourrait restreindre ou limiter ses droits d'exercer ses activites dans tout territoire geographique. Il n'y a aucun fait ni circonstance qui pourrait affecter de facon determinante la possibilite pour la Societe de continuer a operer son entreprise tel qu'elle l'opere actuellement.

          ll)  Aide et subventions gouvernementales

          La Societe respecte toutes et chacune de ses obligations en vertu des programmes d'assistance gouvernementaux auxquels elle est partie et, sous reserve des aides du CNRC en vertu du programme PARI, aucune base legale n'existe pour que toute autorite gouvernementale tente de recevoir paiement ou remboursement par la Societe de toute somme ou avantage recu par la Societe en vertu de programmes d'assistance gouvernementaux et/ou fasse valoir des droits dans la propriete intellectuelle ou autre bien en inventaire de la Societe.

          mm)  Propriete intellectuelle

          Sauf tel que mentionne a l'Annexe 6.1.2 mm)i)A)

               i) La Societe n'enfreint, n'utilise illegalement, n'a recu d'avis ni de reclamation decoulant d'une pretendue violation de la propriete intellectuelle detenue ou reclamee par un tiers, a la connaissance du Vendeur, la propriete intellectuelle de la Societe (incluant les logiciels, le materiel informatique, les marques de commerce, et les brevets decrits a l'Annexe 6.1.2 mm)ii)B), les secrets de commerce, les inventions, les dessins industriels, les droits d'auteur) ci-apres la "Propriete intellectuelle", n'est actuellement violee par quiconque. La Societe n'est pas partie a quelconque entente de confidentialite a l'exception de celle contenues aux documents deposes aux annexes jointes a la presente ainsi que celles qui seront mentionnees a la liste qui sera remise a l'Acquereur par le Vendeur dans les trente
                    (30) jours de la Date de Cloture.

               ii)  Tous les inventeurs mentionnees aux brevets de l'Annexe
                    6.1.2 mm) ii)B) qui sont egalement employes de la Societe devront avoir renonce, a la Date de cloture au benefice de la Societe, a leurs droits economiques, a titre d'auteurs ou d'inventeurs.

               iii) La Propriete intellectuelle de la Societe a ete developpee par des employes de la Societe au moment ou ces derniers etaient employes par la Societe ou acquis a l'occasion de l'acquisition des actifs de Antel Optronics inc.

               iv) La Societe n'a aucune obligation de compenser quiconque pour le developpement, l'utilisation, la vente ou l'exploitation de la Propriete intellectuelle ni n'a octroye a d'autres personnes ou entite des licences, options ou autres droits de developper, utiliser, vendre ou exploiter de quelque facon que ce soit la Propriete intellectuelle, sujet ou non au paiement de royautes.

          nn)  Noms et marques de commerce

               Le Vendeur declare et garantit que la Societe est veritable proprietaire au Canada du nom "Nortech Fibronic inc." ainsi que de toutes les marques de commerce relatives aux produits de la Societe mentionnees a l'Annexe 6.1.2 ii)B).

          oo)  Representations et garanties diverses

               i) Tous les troncs communs des produits et instruments decrits a l'Annexe 6.1.2 oo) ii) commercialises par la Societe a la Date de cloture possedent les certificats necessaires selon les normes EC (entre autres IEC 1010) et FDA, tel que stipule a l'Annexe 6.1.2 oo)ii). Tout montant devant etre paye (cout reel) pour l'obtention de telle certification pour les produits commercialises a la Date de cloture, a la suite d'une decision d'un organisme gouvernemental ou de reglementation, sera preleve a meme la retenue prevue au paragraphe 3.1 iv) jusqu'a concurrence de 10 000,00 $ par "tronc commun" d'appareils pour les normes EC et jusqu'a concurrence de 5 000,00 $ par "tronc commun" d'appareils pour les normes FDA. L'Acquereur convient qu'aucun cout de certification ne sera preleve a l'egard des dossiers deja completes relatifs aux normes FDA mais non encore transmis a la Date de cloture.

               ii) La Societe aura acquitte ou provisionne tous les frais de maintien des brevets qu'elle possede et qu'elle entend conserver conformement a l'Annexe 6.1.2.mm)ii)B), a la Date de cloture.

               iii) Le Vendeur represente et garantit que le contrat OEM avec
                    Wavetek generera des ventes de 255 000,00 $US pour la periode de janvier 2000 a septembre 2000 inclusivement. Si la Societe realise moins que 255 000,00 $US de vente sans que la perte du chiffre d'affaires ne puisse etre attribuable a une action ou une decision de l'Acquereur, un ajustement a la baisse du prix d'achat egal a 15% de la difference entre le montant reel des ventes et
                    255 000,00 $US sera effectue et les sommes seront prelevees a meme la retenue prevue au paragraphe 3.1 iv) jusuq'a concurrence de 15 000,00 $US. Si la Societe realise plus de 340 000,00 $US de ventes, un ajustement a la hausse du prix d'achat egal a 15% de la difference, entre 340 000,00 $US et le montant reel de la vente sera effectue jusqu'a concurrence de 15 000,00 $US payable au Vendeur sur encaissement.

          pp) Veracite et duree des representations a l'egard de la Societe et sa filiale

          Les representations et garanties enumerees au present article 6 sont, et seront vraies et exactes a la Date de cloture, tant a l'egard de la Societe qu'a l'egard de sa filiale. A l'egard de sa filiale, toutes les representations et garanties de la Societe s'appliquent et sont effectuees par la filiale, mutatis mutandis lorsqu'applicable et en y apportant les adaptations necessaires. Toutes les representations et garanties survivront pour une periode de trois (3) ans de la Date de cloture, a l'exception des representations et garanties relatives aux impots, taxes et taxes de vente lesquelles survivront pour une periode de quatre (4) ans a compter de la Date de cloture.

7.        REPRESENTATIONS ET GARANTIES DE L'ACQUEREUR

7.1 Pour sa part, l'Acquereur represente et garantit par les presentes ce qui suit:

7.1.1 L'Acquereur a obtenu toutes les autorisations requises pour soumettre la presente offre au Vendeur et pour conclure toutes les transactions decoulant de son acceptation.

7.1.2 L'Acquereur n'est pas un "non-canadien" au sens de la Loi concernant l'investissement au Canada.

7.1.3 L'Acquereur est resident du Canada aux fins de la Partie I de la Loi de l'impot sur le revenu (Canada).

7.1.4 L'Acquereur garantit au Vendeur que les actions de categorie "G" qui seront emises en faveur du Vendeur en paiement du prix de vente et remises a la seance de cloture auront ete validement emises comme entierement liberees du capital-actions de l'Acquereur et toutes les autorisations requises pour l'emission desdites actions de categorie "G" auront ete validement obtenues.

7.1.5 L'Acquereur garantit au Vendeur et s'engage envers Groupe Noel et Groupe Bedard a voter et agir de maniere a ce que le dividende declare en date du 31 janvier 2000 de 344 000,00 $ soit paye simultanement a la seance de cloture.

8.        AUTRES CONDITIONS PREALABLES A LA CLOTURE

8.1 L'obligation de l'Acquereur d'acheter et de payer les Actions conformement aux presentes est assujettie a l'exactitude des representations et garanties contenues a l'article 6 et suivants et a l'accomplissement des conditions additionnelles qui suivent:

8.1.1     Acces aux livres, registres, informations et documents

La Societe devra, en tout temps raisonnable entre la date d'acceptation de la presente offre et la Date de cloture, permettre aux representants et employes de l'Acquereur ainsi qu'a PricewaterhouseCoopers et a Lavery, de Billy libre acces a tous ses livres, registres et documents dans le but de les examiner et devra fournir auxdits representants, employes, verificateurs et avocats tous les renseignements qu'ils pourront raisonnablement demander relativement aux affaires, operations et biens de la Societe.

8.1.2     Aucun dommage aux biens

Entre la date de la presente offre et la Date de cloture, les biens de la Societe n'auront subi aucun dommage ou perte susceptible d'affecter d'une maniere prejudiciable ses operations.

8.1.3     Procedes corporatifs

Entre la date d'acceptation de la presente offre et la Date de cloture, tous les actes et procedes corporatifs juges necessaires par Lavery, de Billy seront accomplis pour permettre, a la Date de cloture, le transfert valide en faveur de l'Acquereur des Actions et, a la Date de cloture, tous les consentements necessaires des administrateurs, actionnaires ou autres qui peuvent etre requis en vertu des statuts, statuts de modification ou reglements de la Societe ou en vertu de toute convention a laquelle la Societe ou le Vendeur est partie, ou en vertu de toute loi ou reglement applicable seront obtenus de facon a ce que les Actions soient transferees a l'Acquereur.

8.1.4     Opinion favorable

          i) A la Date de cloture, l'Acquereur devra recevoir une opinion favorable de Desjardins, Ducharme, Stein, Monast, dans une forme et une teneur acceptables a Lavery, de Billy, relativement a:

               a) la constitution en corporation, l'organisation et le statut corporatif de la Societe;

               b)   le capital-actions autorise et emis de la Societe;

               c) la capacite et les pouvoirs de 9086-9330 Quebec inc. et de 9085-9314 Quebec inc. de s'engager aux termes de la presente offre et aux termes des transactions qui en decoulent, et;

               d) tout autre opinion que Lavery de Billy pourra raisonnablement demander.

          ii) A la Date de cloture, le Vendeur devra recevoir une opinion favorable de Lavery, de Billy, dans une forme et une teneur acceptables a Desjardins, Ducharme, Stein, Monast, relativement a:

               a) la constitution en corporation, l'organisation et le statut corporatif de l'Acquereur;

               b)   le capital-actions autorise et emis de l'Acquereur;

               c) la capacite et les pouvoirs de l'Acquereur de s'engager aux termes de la presente offre et aux termes des transactions qui en decoulent, et;

               d) tout autre opinion que Desjardins Ducharme Stein Monast pourra raisonnablement demander.

8.1.5     Lettre de confirmation des verificateurs de l'Acquereur

L'Acquereur devra avoir recu une lettre de PricewaterhouseCoopers, comptables agrees, a l'effet qu'ils ont examine les documents de travail et procedes de verification utilises aux fins de la preparation des Etats financiers 1999 et qu'ils ont obtenu des officiers de la Societe tous les renseignements qu'ils ont juge necessaires de demander dans les circonstances et qu'ils n'ont rien constate qui pourrait laisser croire que:

          a) lesdits Etats financiers 1999 n'ont pas ete etablis conformement aux principes comptables generalement reconnus appliques de la meme maniere qu'au cours des exercices anterieurs;

          b) la verification desdits Etats financiers 1999 n'a pas ete effectuee selon les methodes de verification generalement reconnus et selon les normes prescrites ou recommandees par l'Institut Canadien des Comptables Agrees; ou

          c) des faits pertinents existent et ne sont pas divulgues dans lesdits Etats financiers 1999.

8.1.6 Lettre de confirmation relative aux prelevements de taxes de vente americaines

L'Acquereur devra avoir recu une lettre de confirmation de Ernst & Young, comptables agrees dans les soixante (60) jours de la Date de cloture a l'effet qu'ils ont examine de facon detaillee les implications potentielles du paiement des taxes de vente americaines a etre effectue par la Societe. Tout paiement devant etre effectue a cet egard sera preleve a meme la retenue prevue au paragraphe 3.1 iv), etant entendu que monsieur Michel Bedard sera responsable pour la Societe de travailler en collaboration avec Ernst & Young afin de determiner telles implications potentielles.

8.1.7     Engagement de non-concurrence

A la Date de cloture, l'Acquereur devra avoir recu du Groupe Noel et du Groupe Bedard, en sus de tous autres engagements de meme nature contenus dans le contrat d'emploi mentionne a l'article 4, un engagement ecrit de non-concurrence aux termes duquel le Vendeur s'engagera, a compter de la Date de cloture, a ne pas, directement ou indirectement faire concurrence a l'Acquereur et a la Societe en oeuvrant dans le meme domaine que la Societe ou que l'Acquereur (soit les appareils de mesure et de performance de fibre optique) dans tous territoires desservis par la Societe et l'Acquereur, pendant une periode de quatre (4) ans a compter de la Date de cloture. Le Groupe Noel et le Groupe Bedard s'engagent egalement a ne pas solliciter les clients (sauf si telle sollicitation ne constitue pas une concurrence prohibee en vertu du present article) ou employes de la Societe, personnellement ou par l'intermediaire d'une autre entite dont il serait actionnaire, amener ou inciter toute personne, corporation ou organisme a mettre fin a ses relations d'affaires ou d'emploi avec la Societe, ou a poser tout acte de nature a faire concurrence a la Societe. Toute contravention aux dispositions ci-dessus entrainera pour le Vendeur le paiement en faveur de l'Acquereur, a titre de dommages-interets liquides, d'une penalite de 1 2000,00 $ par jour tant que persistera la contravention, tels dommages pouvant etre compenses avec tout solde de prix de vente demeurant impaye au Vendeur et sans prejudice a toute procedure d'injonction pour faire cesser telle contravention.

8.1.8     Demission des administrateurs et officiers

A la Date de cloture, le Vendeur fera en sorte qu'une assemblee du conseil d'administration de la Societe soit tenue, a laquelle les administrateurs de la Societe demissionneront respectivement a tour de role pour etre remplaces par des personnes designees par l'Acquereur et a laquelle les officiers de la Societe offriront respectivement leur demission, pour prendre effet seance tenante.

8.1.9     Renonciation a tous droits et recours

A la Date de cloture, le Vendeur ainsi que tous les administrateurs et officiers de la Societe fourniront respectivement une renonciation, en la forme prescrite par Lavery, de Billy, a tous les droits et recours qu'ils ont ou pourraient alors avoir contre la Societe, a quelque titre, pour quelque periode, et pour quelque raison que ce soit a l'exception de tout recours eventuel concernant les elements provisionnes aux Etats financiers 2000 relatifs aux salaires courus, aux remboursements de frais de representation courus, aux vacances et au paiement des dividendes au 31 janvier 2000, qui ne seraient pas payes a echeance.

8.1.10    Actes anterieurs

A la date de cloture, le Vendeur confirmera et ratifiera, en tant qu'actionnaire de la Societe, en la forme qui sera prescrite par Lavery, de Billy, tous les actes poses par la Societe depuis sa constitution en corporation jusqu'a la Date de cloture.

8.1.11    Bail commercial

A la Date de cloture, le Vendeur aura fourni a l'Acquereur une confirmation ecrite du proprietaire, en la forme prescrite par Lavery, de Billy, que le bail servant a l'exploitation de l'entreprise de la Societe sise au 500, rue St-Jean Baptiste, Quebec, Qc, G2E 5R9 pourra etre cede ou transfere a l'Acquereur au moment ou ce dernier le jugera opportun, sans la necessite d'obtenir toute autre autorisation prealable.

9.        RESILIATION DE LA PRESENTE OFFRE PAR L'ACQUEREUR

9.1       Advenant:

          i) que l'une ou plusieurs des representations et garanties contenues a l'article 6 et suivants des presentes se revelent substantiellement fausses ou erronees; ou

          ii) que l'Acquereur apprenne un fait ou obtienne un renseignement ou une information veridique qui est de nature a affecter de facon substantiellement defavorable l'entreprise, les biens, les revenus ou la situation (financiere ou autre) de la Societe ou la valeur ou l'existance de celle-ci; ou

          iii) que l'une des conditions prealables a la realisation de la transaction faisant l'objet de la presente offre ne soit pas remplie;

          iv) et que le Vendeur ne puisse y remedier ou n'y remedie pas avant la Date de cloture.

9.2       Advenant :

          i) que l'Acquereur soit insatisfait du resultat de la verification diligente effectuee conformement aux dispositions de l'article 8.

9.3 Dans le cas vises au present article 9, l'Acquereur aura alors droit, a sa seule discretion, de denoncer et resilier la presente offre, auquel cas l'Acquereur et le Vendeur seront liberes de toutes leurs obligations en vertu de la presente offre sans encourir aucune responsabilite.

10.       CLOTURE ET DATE EFFECTIVE DE LA VENTE

10.1 La transaction envisagee aux termes de la presente offre devra etre conclue comme en date du 4 fevrier 2000, au plus tard le 7 fevrier 2000, telle date etant designee aux presentes la "Date de cloture", a 16:00 heures au cabinet de Lavery, de Billy, sis au 925, chemin Saint-Louis, bureau 500, a Quebec, province de Quebec, G1S 1C1.

11.       LIVRAISON DES ACTIONS

11.1 A la Date de cloture, le Vendeur devra livrer, les certificats representant les Actions dument endosses pour en permettre le transfert dans les registres de la Societe.

12.       INDEMNISATION

12.1 Sans prejudice a tout autre recours de l'Acquereur, et apres reception d'un avis prealable de quarante-cinq (45) jours et du droit du Vendeur dans ce delai de remedier a tel defaut, de prendre fait et cause pour l'Acquereur ou de contester toute reclamation, le Vendeur s'engage a indemniser l'Acquereur en excedent de la franchise de l'article 5.1 de toute pertes, de tous frais ou de tous dommages que ce dernier pourrait subir ou encourir par suite de toute inexactitude, violation ou contravention par le Vendeur a ses declarations, garanties et engagements contenus aux presentes ou par suite de toutes reclamations dirigees contre la Societe ou l'Acquereur resultant du defaut ou du pretendu defaut de la Societe (anterieurement a la Date de cloture) ou du Vendeur, de remplir ses obligations.

12.2 Le Vendeur aura en outre, le droit de contester, a ses frais, au nom de l'Acquereur, tout passif, toute dette, tout contrat, tout engagement, toute cotisation ou toute reclamation pour lesquels le Vendeur pourrait etre tenu responsable comme susdit. L'Acquereur et la Societe conviennent d'offrir leur entiere collaboration a toute demarche entreprise par le Vendeur ou ses conseillers juridiques en vue de la contestation de tels passif, dette, contrat, engagement, cotisation ou reclamation.

13.       ENGAGEMENTS DIVERS

13.1 Le Vendeur s'engage a deposer aupres d'un fiduciaire designe par l'Acquereur, les actions categorie "A" resultant de la conversion des actions de categorie "G" qui pourraient etre emises conformement au paragraphe 3.1 ii) et ce, jusqu'au 30 novembre 2002. Pendant cette periode, le Vendeur pourra exercer tous les droits rattaches a ses actions sans toutefois pouvoir en disposer avant le 30 novembre 2002.

13.2 Le Vendeur s'engage a faire verifier les Etats financiers 2000 au plus tard le 6 mars 2000.

13.3 La Societe devra ceder au Vendeur concerne, les polices d'assurance-vie detenues par la Societe sur sa vie, a sa demande, pour un prix egal au plus eleve de i) sa valeur de rachat ou ii) 1,00 $.

14.       AVIS

14.1 Tout avis requis en vertu de la presente offre doit etre communique par ecrit. Tout avis est valablement donne par sa livraison a son destinataire, soit personnellement, soit par telecopieur, soit par courrier recommande. Tout avis est repute avoir ete recu lors de sa livraison, si livre personnellement, le jour suivant son envoi, si donne par telecopieur, ou le troisieme (3e) jour suivant sa mise a la poste, si donne par courrier recommande. Cependant, si le service de la poste est interrompu par une greve, un ralentissement, un cas de force majeure ou toute autre cause susceptible d'affecter la livraison de l'avis par la poste, l'avis ne prendra alors effet que s'il est livre personnellement ou envoye par telecopieur.

14.2 Tel avis doit etre adresse a la partie concernee a l'adresse figurant ci-dessous ou a la derniere adresse que la partie concernee aura communiquee a l'autre partie de la facon prevue ci-dessus a compter de la date des presentes, soit:

          Dans le cas du Vendeur:

          Monsieur Claude-Adrien Noel et 9086-9330 Quebec inc.:
          1119, du Hibou, Stoneham, Quebec, G0A 4P0

          Madame Christine Bergeron
          16, Chemin de la Chanterie, Stoneham, Quebec, G0A 4P0
          Telecopieur : (418) 872-2894

          Monsieur Michel Bedard et 9086-9314 Quebec inc.:
          3032, Henri-Berntachez, St-Augustin-de-Desmaures, Quebec, G3A 2Y1

          Societe en commandite Capidem enr.
          1595, Boul. Hamel Ouest, Quebec, Quebec, G1N 3Y7 a/s Monsieur Pierre Tardif
          Telecopieur: (418) 682-2376

          avec copie a:

          Me Jean Brunet
          Desjardins Ducharme Stein Monast
          1150, rue de Claire-Fontaine, bureau 300, Quebec, Quebec, G1R 5G4
          Telecopieur: (418) 523-5391

          Dans le cas de l'Acquereur:

          EXFO Ingenierie Electro-Optique inc.
          465, avenue Godin
          Vanier (Quebec) G1M 3G7

          A l'attention de monsieur Germain Lamonde, president
          Telecopieur: (418) 683-9839

          avec copie a:

          Me Louis Rochette
          Lavery, de Billy
          915, chemin Saint-Louis, bureau 500, Quebec, Quebec, G1S 1C1
          Telecopieur: (418) 688-3458

15.       SEULE ENTENTE ET MODIFICATION

15.1      Entente entiere

          i) La presente offre, lorsque acceptee par toutes les parties constituera l'entente entiere et la seule entente entre le Vendeur et l'Acquereur relativement a la transaction faisant l'objet des presentes et remplacera toutes les ententes, conventions et engagements anterieurs, verbaux ou ecrits.

15.2      Modification

          i) Toute modification a la presente offre ou renonciation a un droit en decoulant sera sans effet si elle n'est explicite et constatee par un ecrit dument signes par toutes les parties.

16.       DOCUMENTS ADDITIONNELS

16.1 Par son acceptation de la presente offre, le Vendeur convient de faire et signer ou voir a ce que soient faits et signes, a l'occasion et aussi souvent que requis, tous autres actes, documents ou ecrits et de faire ou poser ou voir a ce que soient faits ou poses tous autres actes ou choses que l'Acquereur pourrait raisonnablement demander, soit aux fins de plus effectivement et completement donner effet a la presente offre.

16.2 Les annonces publiques de la transaction constatee aux presentes sont la seule prerogative de l'Acquereur. Elles devront cependant etre precedees d'une communication prealable au Vendeur du communique de presse pour fins de consultation.

17.       LOIS APPLICABLES

17.1      La presente offre est regie par les lois de la Province de Quebec.

18.       TITRES

18.1 Les titres des articles, paragraphes et alineas aux presentes n'y sont inseres que pour en facilier la consultation et n'affectent aucunement leur interpretation.

19.       NULLITE D'UNE DISPOSITION DE L'OFFRE

19.1 Toute decision d'un tribunal a l'effet que l'une quelconque des dispositions des presentes est nulle ou non executoire n'affectera aucunement les autres dispositions des presentes ou leur validite ou force executoire.

20.       FRAIS ET HONORAIRES PROFESSIONNELS

20.1 Tous les frais, meme indirects, encourus par le Vendeur et decoulant de la presente offre sont a sa charge, a l'exception des honoraires professionnels de preparation des Etats financiers 2000 dont un montant maximal de 7 500,00 $ sera assume par l'Acquereur sur presentation de pieces justificatives.

20.2 Tous les frais, meme indirects, encourus par l'Acquereur et decoulant de la presente offre sont a sa charge.

21.       ACCEPTATION DE L'OFFRE

21.1 Advenant votre accord avec la presente offre, veuillez confirmer a l'Acquereur votre acceptation en signant la copie ci-jointe, a l'endroit ci-apres indique, apres en avoir paraphe chaque page ainsi que les annexes et en la retournant a l'Acquereur au plus tard a 15:00 heures le 7 fevrier 2000. A defaut de ce faire, la presente offre sera nulle et de nul effet a toutes fins que de droit.

DATEE ET SIGNEE aux endroits et aux dates mentionnees.

EXFO INGENIERIE ELECTRO-OPTIQUE INC.


Par :    s/s Germain Lamonde
         -----------------------------------------
         Germain Lamonde, president                   Quebec, le 7 fevrier 2000


Par :    s/s Pierre Plamondon
         -----------------------------------------
         Pierre Plamondon, vice-president Finances    Quebec, le 6 fevrier 2000


                                  ACCEPTATION


s/s Claude-Adrien Noel
-----------------------------------------
Claude-Adrien Noel                                    Quebec, le 6 fevrier 2000


s/s Michel Bedard
-----------------------------------------
Michel Bedard                                         Quebec, le 6 fevrier 2000


s/s Christine Bergeron
-----------------------------------------
Christine Bergeron                                    Quebec, le 6 fevrier 2000


9086-9330 QUEBEC INC.


Par :    s/s Claude-Adrien Noel
         -----------------------------------------
         Claude-Adrien Noel                           Quebec, le 6 fevrier 2000


Par :    s/s Miche Bedard
         -----------------------------------------
         Michel Bedard                                Quebec, le 6 fevrier 2000

SOCIETE EN COMMANDITE CAPIDEM ENR.

/s/   Pierre Tardif
--------------------------------
Pierre Tardif, president du                            Quebec, le 7 fevrier 2000
commandite, Gestion Capidem inc.

                                  INTERVENTION

Aux presentes intervient la societe, laquelle se declare liee aux dispositions contenues dans la presente offre par l'acceptation de ses actionnaires, lesquels l'ont acceptee le 6e jour de fevrier 2000.

NORTECH FIBRONIC INC


/s/   Claude-Adrien Noel
--------------------------------
Claude-Adrien Noel


/s/   Michel Bedard
--------------------------------
Michel Bedard

                             Certificat de cloture

ATTESTE a Quebec, province de Quebec, le 7 fevrier 2000;

A. MONSIEUR CLAUDE-ADRIEN NOEL, homme d'affaires, domicilie au 1119, du Hibou, Stoneham, Quebec, G0A 4P0;

et: 9086-9330 QUEBEC INC., personne morale legalement constituee en vertu de la Partie 1A de la Loi sur les compagnies, ayant sa principale place d'affaires au 1119, du Hibou, Stoneham, Quebec G0A 4P0; agissant aux presentes et representee par son president Monsieur Claude-Adrien Noel, dument autorise aux fins des presentes, tel qu'il le declare;

               (Ci-apres designes collectivement "Groupe Noel");

et: MONSIEUR MICHEL BEDARD, homme d'affaires domicilie au 3032, Henri-Bernatchez, Saint-Augustin-de-Desmaures, Quebec, G3A 2Y1;

et: 9086-9314 QUEBEC INC., personne morale legalement constituee en vertu de la Partie 1A de la Loi sur les compagnies, ayant sa principale place d'affaires au 3032, Henri-Bernatchez, Saint-Augustin-de-Desmaures, G3A 2Y1, agissant aux presentes et representee par son president, Monsieur Michel Bedard, dument autorise aux fins des presentes, tel qu'il le declare;

               (Ci-apres designes collectivement "Groupe Bedard")

et: MADAME CHRISTINE BERGERON, femme d'affaires, domiciliee et residant au 16, chemin de la Chanterie, Stoneham, Quebec, G0A 4P0;

et: SOCIETE EN COMMANDITE CAPIDEM QUEBEC ENR., personne morale constituee en societe en commandite, ayant sa principale place d'affaires au 1595, Boul. Hamel Ouest, Quebec, Quebec, G1N 3Y7, ici agissant et representee par le president de son commandite, Gestion Capidem inc., Monsieur Pierre Tardif, dument autorise a agir aux presentes, tel qu'il le declare;

               (ci-apres collectivement designes le "VENDEUR")

De: EXFO INGENIERIE ELECTRO-OPTIQUE INC. une societe legalement constituee en vertu de la Loi canadienne sur les societes par actions (Canada), ayant sa principale place d'affaires au 465, avenue Godin, Vanier (Quebec) G1M 3G7, ici agissant et representee par M. Germain Lamonde, son president, et M. Pierre Plamondon, son vice-president Finances, dument autorises a agir aux presentes, tel qu'ils le declarent;

               (ci-apres designee l'"ACQUEREUR")

               (ci-apres collectivement les "Parties")

LESQUELLES DECLARENT CE QUI SUIT:

ATTENDU que le Vendeur detient la totalite des actions de Nortech Fibronic inc., personne morale constituee en vertu de la Loi sur les societes par actions, sise, au 500, rue St-Jean Baptiste, Quebec, G2E 5R9 (la "Societe");

ATTENDU que l'Acquereur a presente au Vendeur une offre d'achat portant sur la totalite des actions de la Societe, offre qui fut acceptee par le Vendeur les 6 et 7 fevrier 2000, dont copie est jointe aux presentes a titre d'Annexe 1 (ci-apres l'"Offre");

ATTENDU que l'Offre etait conditionnelle au respect de certains engagements et obligations et a l'accomplissement, avant ou lors de la Date de cloture, de certaines conditions prealables ou suspensives;

ATTENDU que le Vendeur et l'Acquereur entendent, au moyen des presentes, confirmer et concretiser la transaction intervenue entre eux, pour que celle-ci prenne effet comme en date du 4 fevrier 2000;

            EN CONSEQUENCE, LES PARTIES CONVIENNENT DE CE QUI SUIT:

                                   ARTICLE 1

                                     OBJET

1.1 OBJET - Le present certificat de cloture confirme et certifie que l'entente intervenue entre les Parties quant a l'acquisition par l'Acquereur de la totalite des actions de la Societe, detenues par le Vendeur est consignee a l'Offre et ses annexes et reference est ici faite a l'Offre pour valoir comme si ici au long recitee.

                                   ARTICLE 2

                         DEFINITIONS ET INTERPRETATION

2.1 DEFINITIONS - Les mots et expressions utilises a ce certificat de cloture ont les memes sens et significations que ceux prevus a l'Offre.

2.2 INTERPRETATION - Les parties reconnaissent que les presentes constituent une reproduction complete, fidele et entiere de l'entente intervenue entre elles relativement a la vente de la totalite des actions de la Societe. Elles renoncent formellement a se prevaloir de toutes les discussions et negociations qui en ont precede la signature et annulent toute entente anterieure au meme effet; toutefois, ce certificat de cloture n'a pas pour effet d'abroger ou de remplacer l'engagement de confidentialite souscrit par le Vendeur et l'Acquereur, signe le 17 janvier 2000, et les dispositions de celle-ci sont incorporees a ce certificat de cloture pour en faire partie integrante, comme si ici au long recitees; toutefois, en cas d'incompatibilite ou de contradiction entre les termes de ce certificat de cloture et ceux de l'Offre, les dispositions de l'Offre auront preseance sauf quant aux paragraphes 6.1 et 7.1 du present certificat.

                                   ARTICLE 3

            ACHAT ET VENTE DE LA TOTALITE DES ACTIONS DE LA SOCIETE

3.1 ACHAT ET VENTE DE LA TOTALITE DES ACTIONS DE LA SOCIETE - Par les presentes, le Vendeur vend, cede et transporte a l'Acquereur, qui accepte, avec effet au moment indique a l'article 12 ci-apres, pour le prix et aux conditions arretes aux presentes, la totalite des actions de la Societe ainsi que tous ses droits, titres et interets dans celles-ci.

                                   ARTICLE 4

                     PRIX DE VENTE ET MODALITES DE PAIEMENT

4.1 PRIX DE VENTE - La presente vente est faite pour un prix de trois millions neuf cent cinquante-six mille dollars (3 956 000,00 $) payable de la facon indiquee a l'article 3 de l'Offre et telle que ventilee a l'Annexe 3.1 in fine de l'Offre.

                                   ARTICLE 5

                               AUTRES CONDITIONS

5.1 AUTRES CONDITIONS - La vente est egalement faite en consideration de l'octroi de contrats d'emploi a MM. Noel et Bedard, selon les termes et conditions stipules a l'article 4 de l'Offre.

                                   ARTICLE 6

                               AJUSTEMENT DE PRIX

6.1 AJUSTEMENT DE PRIX - La vente de la totalite des actions est sujette a un ajustement de prix selon les termes et conditions stipules a l'article 5 de l'Offre. Il est cependant convenu qu'aucune provision raisonnable qui serait incluse dans les Etats financiers 2000 concernant les licences de logiciels utilisees par la Societe ni aux garanties relatives aux produits de la Societe ne devra avoir pour effet de reajuster le prix de vente des actions. De plus, tout ajustement n'est imputable qu'au prix de vente des actions du Groupe Noel et du Groupe Bedard, a l'exclusion du prix de vente des actions de Christine Bergeron et de Societe en Commandite Capidem Quebec enr.

                                   ARTICLE 7

                      DECLARATIONS ET GARANTIES DU VENDEUR

7.1 DECLARATIONS ET GARANTIES DE CERTAINS VENDEURS - Par les presentes, chacun du Groupe Noel et du Groupe Bedard, a l'exclusion de Christine Bergeron et de Societe en commandite Capidem Quebec enr. declarent, certifient et confirment a l'Acquereur que toutes et chacune de ses declarations et garanties contenues a l'article 6 de l'Offre etaient vraies et exactes aux dates respectives de presentation et d'acceptation de l'Offre, ont continue d'etre vraies et le sont toujours a la date des presentes.

                                   ARTICLE 8

                    DECLARATIONS ET GARANTIES DE L'ACQUEREUR

8.1 DECLARATIONS ET GARANTIES DE L'ACQUEREUR - L'Acquereur declare, certifie et confirme, par les presentes, au Vendeur que toutes et chacune de ses declarations et garanties contenues a l'article 7 de l'Offre etaient vraies et exactes aux dates respectives de presentation et d'acceptation de l'Offre, ont continue d'etre vraies et le sont toujours a la date des presentes.

                                   ARTICLE 9

                       CONDITIONS GENERALES PREALABLES ET
              OBTENTION DES CONSENTEMENTS REQUIS A LA TRANSACTION

9.1 CONDITIONS GENERALES PREALABLES - Le Vendeur certifie et confirme, par les presentes, que tous les engagements auxquels il a souscrit lors de l'acceptation de l'Offre ont ete dument remplis jusqu'a ce jour; tous les actes poses et les autorisations ou consentements obtenus dans l'accomplissement de ses engagements sont integralement en vigueur en date des presentes sous reserve des delais prevus dans l'offre et du consentement requis du bailleur relativement au bail de la Societe.

                                   ARTICLE 10

                             CONDITIONS DE CLOTURE

10.1 CONDITIONS AU BENEFICE DE L'ACQUEREUR - L'Acquereur declare, par les presentes, etre satisfait des conditions prealables a la cloture indiquees a l'article 8 de l'Offre.

10.2 CONDITIONS AU BENEFICE DU VENDEUR - Le Vendeur declare, par les presentes, etre satisfait des conditions de cloture.


                                   ARTICLE 11

                      NON-CONCURRENCE ET NON-SOLLICITATION

11.1 NON-CONCURRENCE ET NON-SOLLICITATION - Groupe Noel et Groupe Bedard conviennent et s'engagent, par les presentes, a respecter integralement l'engagement de non-concurrence et de non-sollicitation indique au paragraphe 8.1.7 de l'Offre comme si ici au long recite.

11.2 CLAUSE RAISONNABLE - Groupe Noel et Groupe Bedard reconnaissent que cet engagement est raisonnable quant a sa duree, son objet et le territoire qu'il vise, compte tenu de la contrepartie prevue aux presentes et compte tenu des activites de la Societe.

                                   ARTICLE 12

                           CLOTURE DE LA TRANSACTION

12.1 CLOTURE DE LA TRANSACTION - Les parties declarent que la cloture de cette transaction a lieu ce jour, aux bureaux de Lavery, de Billy, 925, chemin St-Louis, Quebec, province de Quebec, a 16 h 00. Elles procedent, lors de cette cloture, a la signature et a la production des documents enumeres a l'ordre du jour de la seance de cloture.

12.2 PRISE DE POSSESSION ET TRANSFERT DU DROIT DE PROPRIETE - L'Acquereur prend possession utile de la totalite des actions de la Societe et en obtient egalement le droit de propriete a l'expiration de la seance de cloture indiquee au paragraphe 12.1 comme en date du 4 fevrier 2000.

                                   ARTICLE 13

                          AJUSTEMENTS ET COLLABORATION

13.1 AJUSTEMENTS - Groupe Noel, Groupe Bedard et l'Acquereur s'engagent reciproquement a effectuer entre eux, a la date des presentes, ou aussitot que possible, les ajustements d'usage qui pourront etre requis aux fins de donner suite a l'Offre.

13.2 COLLABORATION - Chacun du Groupe Noel et du Groupe Bedard s'engagent de plus a collaborer etroitement avec l'Acquereur et ses representants designes afin d'assurer, dans les semaines qui viennent, une transition harmonieuse des activites de la Societe.

                                   ARTICLE 14

                              DISPOSITIONS FINALES

14.1 EXECUTION ADDITIONNELLE - Les parties conviennent de faire, signer et executer et de voir a ce que soient faits, signes et executes, de temps a autre et aussi souvent que necessaire, tous autres ecrits, actes ou documents (notaries, sous seing prive ou autrement), et de realiser toutes demarches et formalites que l'une ou l'autre des parties pourrait raisonnablement demander pour les fins de donner effet aux dispositions de ce certificat de cloture.

14.2 BENEFICE - Ce certificat de cloture lie les parties aux presentes ainsi que leurs heritiers, mandataires, representants legaux, successeurs et ayants droit.

14.3 AVIS - Tout avis en vertu des presentes doit etre transmis conformement a l'article 14 de l'Offre.

EN FOI DE QUOI, les parties ont signe ce certificat de cloture a l'endroit et a la date officielle en premier lieu mentionnes.

EXFO INGENIERIE ELECTRO-OPTIQUE INC.

Par:   /s/ Germain Lamonde
       ________________________________
       Germain Lamonde, president

Par:   /s/ Pierre Plamondon
       _________________________________________
       Pierre Plamondon, vice-president Finance

/s/ Claude-Adrien Noel
----------------------------------------
Claude-Adrien Noel


/s/ Michel Bedard
----------------------------------------
Michel Bedard


/s/ Christine Bergeron
----------------------------------------
Christine Bergeron


9086-9330 QUEBEC INC.

Par: /s/ Claude-Adrien Noel
----------------------------------------
Claude-Adrien Noel


9086-9314 QUEBEC INC.

Par: /s/ Michel Bedard
----------------------------------------
Michel Bedard


SOCIETE EN COMMANDITE CAPIDEM QUEBEC ENR.

Par: /s/ Pierre Tardif
----------------------------------------
Pierre Tardif, president du
commandite, Gestion Capidem inc.

                                  INTERVENTION

Aux presentes intervient la Societe, laquelle se declare liee aux dispositions contenues dans le present certificat de cloture par l'acceptation de ses actionnaires, lesquels l'ont acceptee le 7e jour de fevrier 2000.


NORTECH FIBRONIC INC.

Par: /s/ Claude-Adrien Noel
----------------------------------------
Claude-Adrien Noel


Par: /s/ Michel Bedard
----------------------------------------
Michel Bedard